UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of report (Date of earliest event reported): May 28, 2018

WELLCARE HEALTH PLANS, INC.
(Exact name of registrant specified in its charter)

Delaware	001-32209	47-0937650
(State or other jurisdiction	(Commission File Number)	(I.R.S. Employer
of incorporation)		Identification No.)

8735 Henderson Road, Renaissance One Tampa, Florida	33634
(Address of principal executive offices)	(Zip Code)
Registrant’s telephone number, including area code: (813) 290-6200
Not Applicable.
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company	☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01. Entry into a Material Definitive Agreement.

Transaction Agreement

On May 28, 2018, The WellCare Management Group, Inc., a New York corporation (“Acquiror”) and a wholly-owned subsidiary of WellCare Health Plans, Inc., a Delaware corporation (the “Company”), entered into a definitive Transaction Agreement (the “Transaction Agreement”) with Caidan Management Company, LLC, a Michigan limited liability company (“Caidan Management”), MeridianRx, LLC, a Michigan limited liability company (“MeridianRx”), Caidan Holding Company, a Michigan corporation (“Holdings”, and together with Caidan Management and MeridianRx, the “Meridian Group”), and Caidan Enterprises, Inc., a Michigan corporation (“Seller”). On the terms and subject to the conditions set forth in the Transaction Agreement, WellCare will acquire the Meridian Group (including Meridian Health Plan of Illinois, Inc. and Meridian Health Plan of Michigan, Inc.) from Seller (the “Transaction”) for an aggregate purchase price of $2.5 billion in cash, subject to a possible purchase price reduction of up to $100 million and other customary purchase price adjustments.

In the Transaction Agreement, Acquiror, the members of the Meridian Group and Seller have made customary representations and warranties and have agreed to customary covenants relating to the Transaction. Among other things, prior to the consummation of the Transaction, the Meridian Group and its subsidiaries will be subject to certain business conduct restrictions with respect to their respective operations. Acquiror and Seller have agreed to indemnify each other for losses arising from certain breaches of the Transaction Agreement and for certain other matters, subject to certain customary limitations.

The consummation of the Transaction is subject to certain customary conditions, including, among other things, (i) the absence of a material adverse effect on the Meridian Group, (ii) the expiration or termination of required waiting periods under the Hart-Scott-Rodino Antitrust Improvements Act of 1976, and the receipt of specified approvals under state insurance and healthcare laws and regulations, in each case, without imposing a burdensome condition, (iii) the accuracy of the representations and warranties of the parties (generally subject to a customary material adverse effect standard), (iv) the absence of governmental restrictions on the consummation of the Transaction, (v) material compliance by the parties with their respective covenants and agreements under the Transaction Agreement and (vi) completion of a pre-closing restructuring by Seller to exclude certain assets and liabilities unrelated to the Meridian Group’s pharmacy benefits management and health care plans. The consummation of the Transaction is not subject to any financing condition. Each of the parties has agreed to use their reasonable best efforts to obtain approvals from governmental authorities, provided that neither Acquiror nor any of its affiliates will be required to agree to or effect a burdensome condition. The Transaction is expected to be consummated by the end of 2018.

The Transaction Agreement contains certain termination rights, including the right of either party to terminate the Transaction Agreement if the consummation of the Transaction has not occurred on or before January 31, 2019, subject to an approximately 90 day extension if all conditions to closing of the Transaction have been satisfied or waived other than the conditions relating to antitrust or regulatory approvals (the “Termination Date”). If the Transaction Agreement is terminated because the Transaction has not been consummated by the Termination Date and all conditions precedent to Acquiror’s obligation to consummate the Transaction have otherwise been satisfied except for obtaining certain of the required antitrust or regulatory approvals, then Acquiror will be required to pay Seller a termination fee of $50 million. Additionally, if the Transaction Agreement is terminated by Seller because Acquiror has failed to consummate the Transaction within five business days of being required to do so, then Acquiror will be required to pay Seller a termination fee of $100 million.

The foregoing description of the Transaction Agreement and the transactions contemplated thereby is not complete and is subject to, and qualified in its entirety by reference to, the Transaction Agreement, a copy of which will be filed on the Form 10-Q for the period ended June 30, 2018.

Item 7.01. Regulation FD Disclosure.

On May 29, 2018, the Company issued a press release announcing the Transaction, a copy of which is attached hereto as Exhibit 99.1 and incorporated herein by reference. Additional information relating to the Transaction is included in the Investor Presentation attached to this Current Report on Form 8-K as Exhibit 99.2.

The information under this Item 7.01 along with Exhibit 99.1 and Exhibit 99.2 attached hereto are being furnished and shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), nor shall it be incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing. The furnishing of Exhibit 99.1 and Exhibit 99.2 attached hereto is not intended to constitute a determination by the Company that the information is material or that the dissemination of the information is required by Regulation FD.

Item 8.01. Other Events.

Concurrently with and as a condition to the execution of the Transaction Agreement, (i) Acquiror and certain shareholders of Seller (collectively, the “Specified Shareholders”) have entered into a Guaranty pursuant to which the Specified Shareholders have agreed to guaranty certain of Seller’s obligations under the Transaction Agreement and (ii) Acquiror and Seller have entered into a Guaranty pursuant to which the Company has agreed to guaranty all of Acquiror’s obligations under the Transaction Agreement. Further, pursuant to the terms of a Restrictive Covenant Agreement to be entered into at the closing of the Transaction, Seller and the Specified Shareholders have agreed to abide by certain non-competition and non-solicitation covenants.

Cautionary Statement Regarding Forward-Looking Statements

These materials contain “forward-looking” statements that are made pursuant to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. Statements that are predictive in nature, that depend upon or refer to future events or conditions, or that include words such as “expects,” “anticipates,” “intends,” “plans,” “believes,” “estimates,” “will,” and similar expressions are forward-looking statements. For example, statements regarding the company's financial outlook, and the timing, closing, manner of payment and financial impact of the pending transaction contain forward-looking statements. Forward-looking statements involve known and unknown risks and uncertainties that may cause the Company’s actual future results to differ materially from those projected or contemplated in the forward-looking statements. These risks and uncertainties include, but are not limited to, the ability to complete the transaction in a timely manner or at all (which may adversely affect the Company’s business and the price of the common stock of the Company), the failure to satisfy the conditions to the consummation of the transaction (including the receipt of certain governmental and regulatory approvals), any requirements that may be imposed by governmental or regulatory authorities as a condition to approving the transaction, adjustments to the purchase price, the ability to achieve expected synergies within the expected time frames or at all, the ability to achieve accretion to the Company’s earnings, revenues or other benefits expected, disruption to business relationships, operating results, and business generally of the Company and/or the Meridian Group and the ability to retain

Meridian Group employees, the availability of debt and equity financing, the Company’s progress on top priorities such as improving health care quality and access, ensuring a competitive cost position, and delivering prudent, profitable growth, the Company’s ability to effectively estimate and manage growth, the Company’s ability to effectively execute and integrate acquisitions, potential reductions in Medicaid and Medicare revenue, the Company’s ability to estimate and manage medical benefits expense effectively, including through its vendors, its ability to negotiate actuarially sound rates, especially in new programs with limited experience, the appropriation and payment by state governments of Medicaid premiums receivable, the outcome of any protests and litigation related to Medicaid awards, the approval of Medicaid contracts by CMS, any changes to the programs or contracts, the Company’s ability to address operational challenges related to new business, and the Company’s ability to meet the requirements of readiness reviews. Given the risks and uncertainties inherent in forward-looking statements, any of the Company’s forward-looking statements could be incorrect and investors are cautioned not to place undue reliance on any of our forward-looking statements.

Additional information concerning these and other important risks and uncertainties can be found in the company's filings with the U.S. Securities and Exchange Commission, included under the captions “Forward-Looking Statements” and “Risk Factors” in the company’s Annual Report on Form 10-K for the year ended December 31, 2017, and in the Company’s Quarterly Report on Form 10-Q for the quarter ended March 31, 2018, which contain discussions of the Company’s business and the various factors that may affect it. Subsequent events and developments may cause actual results to differ, perhaps materially, from the Company’s forward-looking statements. The Company’s forward-looking statements speak only as of the date on which the statements are made. The Company undertakes no duty, and expressly disclaims any obligation, to update these forward-looking statements to reflect any future events, developments or otherwise.

Item 9.01    Financial Statements and Exhibits.

Exhibit No.	Exhibit

99.1	Press Release, dated May 29, 2018*
99.2	Investor Presentation, dated May 29, 2018*

*	Furnished and not filed.

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

May 29, 2018	WELLCARE HEALTH PLANS, INC.

By: /s/ Andrew L. Asher
Name: Andrew L. Asher
Title: Executive Vice President and Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Exhibit

99.1	Press Release, dated May 29, 2018*
99.2	Investor Presentation, dated May 29, 2018*

*	Furnished and not filed.